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Exhibit 99.2

Meetic

Unaudited Interim Condensed Consolidated Financial Statements as of June 30, 2011
(with comparative balances as of December 31, 2010) and

for the six months ended June 30, 2011 and 2010

 EXPLANATORY NOTE

        The Unaudited Interim Condensed Financial Statements included in this Exhibit 99.2 are an English language translation of the Unaudited Interim Condensed Consolidated Financial Statements of Meetic as of June 30, 2011 (with comparative balances as of December 31, 2010) and for the six months ended June 30, 2011 (including comparative financial information for the six months ended June 30, 2010) that have been previously filed by Meetic with the French Stock Exchange Regulator (AMF). These Unaudited Interim Condensed Consolidated Financial Statements: (i) were prepared in the French language, comply with regulatory requirements applicable in France, were approved by the Board of Directors of Meetic on July 25, 2011 and were previously published in France, (ii) do not comply with the requirements of Article 10 of Regulation S-X of the Securities Act of 1933, as amended, because such statements are not subject to these requirements and (iii) have been included as an exhibit to this Current Report on Form 8-K/A to comply with Item 8.A.5 of Form 20-F, which requires that previously published interim financial information be reported in this Current Report on Form 8-K/A.

 Condensed Consolidated Financial Statements

As of 30 June 2011

Consolidated Unaudited Interim Condensed statements of income as of 30 June 2011

(In thousands of euros)	Note	30.06.2011	30.06.2010*
Revenue		92 427	91 440
Other revenue	4	1 633	45
Purchase and external costs		(69 534)	(68 655)
Taxes, duties and similar payment		(382)	(333)
Employee costs		(13 919)	(14 277)
Other expenses		(22)	(94)
Operating Income (-loss) before depreciation and amortization		10 202	8 126

Depreciation and amortization		(1 740)	(2 233)
Operating Income (-loss)		8 462	5 893

Financial Income		884	942
Financial Charges		(885)	(1 587)
Financial Income (-loss)		(1)	(645)

Pre-tax Income		8 461	5 248

Income tax		(3 227)	(3 467)
Share in the net income of associates	8	812	139

Net Income from Continuing Operations		6 047	1 920

Net Income from Discontinued Operations	5	—	2 313

Net Income (-loss) for the period		6 047	4 233

*
2010 figures have been reclassified to present the "CVAE" tax on the line "Income tax" (please refer to Note 2.2)

Out of which part attributable to:
Owners of the parent of the Group	6 047	4 233
Non-controlling interests	—	—
Earnings per share attributable to Owners of the parent of the Group:
Basic earnings per share from continuing operations	0,26	0,08
Diluted earnings per share from continuing operations	0,26	0,08
Basic earnings per share from discontinued operations	—	0,10
Diluted earnings per share from discontinued operations	—	0,10
Basic earnings per share	0,26	0,19
Diluted earnings per share	0,26	0,18

Consolidated Unaudited Interim Condensed statements of comprehensive income as of 30 June 2011

(In thousands of euros)	30.06.2011	30.06.2010
Net Income (-loss) for the period	6 047	4 233

of which attributable to the Group	6 047	4 233
Changes in reserves for currency translation adjustment	(7 607)	12 886
Portion of currency translation adjustment transferred to income	—	(841)
Tax effects	—	—

Other Comprehensive Income, Net of related tax effects	(7 607)	12 045

Total Comprehensive Income	(1 560)	16 278

of which attributable to the Group	(1 560)	16 278

Consolidated Unaudited Interim Condensed statements of financial position as of 30 June 2011

(In thousands of euros)	Note	30.06.2011	31.12.2010
ASSETS
Goodwill	7	193 381	197 960
Other intangible assets		23 628	23 945
Property, plant and equipment		3 107	3 107
Investments in associates	8	21 712	22 631
Other non-current assets	9	2 569	7 884
Deferred tax assets		0	—
Total fixed assets		244 397	255 527

Trade receivables and other debtors		8 625	9 564
Other receivables	10	12 978	2 975
Tax asset		1 667	—
Prepaid expenses		3 066	3 502
Cash and cash equivalents	11	39 241	40 556
Total current assets		65 578	56 597

TOTAL ASSETS		309 974	312 124

EQUITY AND LIABILITIES
Share capital	12	2 299	2 283
Issue, merger, contribution premiums		193 416	193 430
Reserves and retained earnings		38 243	20 827
Net income (-loss) for the period		6 047	24 190
Total shareholders' equity		240 005	240 730

Long term borrowings and financial indebtedness	13	58	2 139
Deferred tax liabilities		6 581	6 070
Other non-current liabilities		29	30
Total non-current liabilities		6 668	8 239

Provisions		108	142
Short term borrowings and financial indebtedness	13	5 179	1 762
Trade payables and other creditors		22 397	19 116
Tax liability		1 879	5 529
Tax and health insurance/social security liabilities		6 719	8 782
Other liabilities		423	954
Pre-paid revenue		26 596	26 870
Total current liabilities		63 301	63 155

Total liabilities		69 969	71 394

TOTAL LIABILITIES AND EQUITY		309 974	312 124

Consolidated Unaudited Interim Condensed statements of changes in equity as of 30 June 2011

(In thousands of euros)	Share capital	Issue Premium (including costs of IPO charged to issue premium net of taxes)	Foreign currency translation	Treasury shares	Retained earnings	Equity attributable to the owners of the Parent Company	Total Equity
1 January 2010	2 270	197 089	(10 232)	(296)	51 521	240 352	240 352

Net Income	—	—	—	—	4 233	4 233	4 233
Changes in reserves for currency translation adjustment, net of tax effects	—	—	12 886	—	—	12 886	12 886
Reclassification of currency translation adjustment to income, net of tax effects	—	—	(841)	—	—	(841)	(841)
Other Comprehensive Income	—	—	12 045	—	—	12 045	12 045
Comprehensive Income	—	—	12 045	—	4 233	16 278	16 278

Capital increase	10	(10)	—	—	5	5	5
Dividends	—	(3 649)	—	—	(30 559)	(34 208)	(34 208)
Share based payments	—	—	—	—	1 130	1 130	1 130
Treasury shares	—	—	—	208	—	208	208
Transactions with owners	10	(3 659)	—	208	(29 424)	(32 865)	(32 865)

30 June 2010	2 280	193 430	1 813	(88)	26 330	223 765	223 765

(In thousands of euros)	Share capital	Issue Premium (including costs of IPO charged to issue premium net of taxes)	Foreign currency translation	Treasury shares	Retained earnings	Equity attributable to the owners of the Parent Company	Total Equity
1 January 2011	2 283	193 430	(2 623)	(219)	47 859	240 730	240 730

Net Income	—	—	—	—	6 047	6 047	6 047
Changes in reserves for currency translation adjustment, net of tax effects	—	—	(7 607)	—	—	(7 607)	(7 607)
Reclassification of currency translation adjustment to income, net of tax effects	—	—	—	—	—	—	—
Other Comprehensive Income	—	—	(7 607)	—	—	(7 607)	(7 607)
Comprehensive Income	—	—	(7 607)	—	6 047	(1 560)	(1 560)

Capital increase	16	(14)	—	—	—	2	2
Dividends	—	—	—	—	—	—	—
Share based payments	—	—	—	—	2 077	2 077	2 077
Treasury shares	—	—	—	(1 200)	—	(1 200)	(1 200)
Other	—		—	—	(44)	(44)	(44)
Transactions with owners	16	(14)	—	(1 200)	2 033	835	835

30 June 2011	2 299	193 416	(10 230)	(1 419)	55 939	240 005	240 005

Consolidated Unaudited Interim Condensed statements of cash flows as of 30 June 2011

(In thousands of euros)	30.06.2011	30.06.2010
Net income for the period	6 047	4 233
Including Net Income from Discontinued Operations	—	2 313
Including Net Income from Continuing Operations	6 047	1 920
Adjustments:
Depreciation and amortization	1 740	2 233
Share-based payments	2 077	1 328
Share of the profit or loss of associates	(812)	(139)
Operating Cash Flow from Continuing Operations after Finance Costs and Income Tax	9 052	5 342

Finance Costs	1	645
Income Tax	3 227	3 467
NET OPERATING CASH GENERATED BY CONTINUING OPERATIONS BEFORE IMPACTS OF FINANCIAL EXPENSES AND INCOME TAXES	12 280	9 454

Income tax paid	(6 358)	(1 850)
Change in operating working capital related to continuing operations	2 368	2 585
Other change on working capital	(5 368)	(1 939)
NET OPERATING CASH GENERATED BY CONTINUING OPERATIONS	2 922	8 250

Net operating cash generated by (used in) discontinued operations	—	301

I—NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2 922	8 551

Capital expenditures	(924)	(286)
Acquisition of intangible assets	(1 307)	(1 437)
Investment in subsidiaries, net of cash	—	—
Other investments in financial assets	—	—
Changes in cash deposits	—	—
Disposals of assets	—	—
Disposals of subsidiaries, net of cash	—	2 886
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES FROM CONTINUING OPERATIONS	(2 231)	1 163

Net cash provided by (used in) investing activities from discontinued operations	—	—

II—NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(2 231)	1 163

Capital increase	—	5
Treasury shares	(1 200)	(208)
Dividends	—	(34 208)
New borrowings	—	—
Repayment of borrowings (including finace leases)	—	—
Finance costs paid	(3)	—
Financial income from cash equivalents	218	380
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES FROM CONTINUING OPERATIONS	(985)	(34 031)

Net cash provided by (used in) financing activities from discontinued operations	—	(1 566)

III—NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(985)	(35 597)

INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS (I) + (II) + (III)	(294)	(25 883)
Effect of foreign currency translation	(1 021)	1 554
Cash and cash equivalents at beginning of year (including discontinued operations)	40 556	46 121
Increase / (decrease) of cash and cash equivalents from continuing operations	(1 315)	(23 064)
Increase / (decrease) of cash and cash equivalents from discontinued operations	—	(1 265)

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	39 241	21 792

From continuing operations	39 241	21 792
From discontinued operations	—	—

*
2010 figures have been reclassified to present the "CVAE" tax on the line "Income tax" (please refer to Note 2.2)

 NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011

        Meetic S.A. (hereinafter called the "Company" or the "Group") is a French corporation ("société anonyme") subject to all laws and regulations applicable to business companies in France and, in particular, the French Code of Commerce. Its registered office is located at 66 route de la Reine 92100 Boulogne-Billancourt (France).

        The Group markets two highly complementary economic models on the dating market, one based on internet use, the other on mobile phones.

        The consolidated financial statements present the accounting situation of Meetic S.A. and its subsidiaries, together with its interests in associates. They are expressed in Euros, rounded to the nearest thousand.

Note 1. MAJOR EVENTS DURING THE PERIOD

Match.com's tender offer for Meetic

        On 22 June 2011, Match.com Europe Limited filed with the AMF a cash tender offer for Meetic. Pursuant to this offer, Match.com Europe Limited commits itself to offer to the holders of shares issued by Meetic to purchase any and all of the shares of the Company that are traded on Eurolist (Compartiment B) of NYSE Euronext ("NYSE Euronext") at a price of 15 euros per share.

        Match.com Europe Limited reserves the right to substitute its affiliate Match.com Pegasus Limited for itself to acquire the Company Shares tendered to the offer. The Match.com group currently owns, through Match.com Pegasus Limited, 6,094,334 Company Shares, representing 26.51% of the Company Shares of Meetic as of 22 June 2011. As mentioned above, on 29 May 2011, Mr. Marc Simoncini entered into the Tender Commitment with Match.com Pegasus Limited, whereby he agreed to tender in the offer 3,667,773 Company Shares, which represent 15.95% of the total number of shares outstanding.

        During its meeting on 22 June 2011, the Meetic's Board of Directors took note of the terms and conditions of the offer, of Match.com's intentions, of the valuation information included in the Match's offer document and in the independent expert report. After having debated, the Board of Directors considered the planned operation as a friendly takeover, which is in the best interest of the Company, the employees and the shareholders who are seeking a prompt liquidity; the Board of Directors issued a substantiated recommendation regarding the terms and conditions of this offer and the attractive value to all shareholders of the Company who are seeking liquidity for their shares.

        On 6 July 2011, the AMF cleared the offer after it has verified its compliance with the applicable legal and regulatory provisions and published such clearance on its internet website. The offer document (visa n°11-290, 5 July 2011) and the Meetic's reply document (visa n°11-291, 5 July 2011) have been made available to the public.

        As a consequence, the offer is opened from 8 July 2011 until 11 August 2011 included.

A new subsidiary created in Sweden

        The Group set up a company named Match.com Nordic AB located in Sweden, in order to carry the activity of the Group in Sweden, Finland, Norway and Denmark. This company is operating beginning as of 1st January 2011.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 2. ACCOUNTING PRINCIPLES

2.1.  Statement of Compliance and Basis of preparation of Financial Statements

        The Group's condensed financial statements as of 30 June 2011 have been prepared in accordance with IAS 34, Interim Financial Reporting. With respect to the condensed financial statements, they do not include all information required by the IFRS and should be read in conjunction with the Group's annual consolidated financial statements for the year ended 31 December 2010.

        The accounting principles used in preparing these condensed financial statements comply with IFRS standards and interpretations as adopted by the European Union as of 30 June 2011 and available on the website http://ec.europa.eu/internal_market/accounting/ias/index_fr.htm. These standards and interpretations, as applied to Meetic's financial statements, do not differ from the standards published by the International Accounting Standards Board (IASB).

        The accounting principles used are consistent with those used in preparing the annual consolidated financial statements for the year ended 31 December 2010, set forth in Note 2 to the Consolidated Financial Statements in the 2010 Annual Report.

        The new standards, amendments, and interpretations published by the IASB (International Accounting Standards Board), approved by the European Union and required to be applied as of 30 June 2011 did not have a material impact on the Consolidated Financial Statements as of 30 June 2011.

        With respect to new standards, amendments, and interpretations published by the IASB and approved by the European Union as of 30 June 2011 which are required to be applied after 30 June 2011, as well as proposals published by the IASB, but not yet approved by the European Union on 30 June 2011, the Group has decided not to apply them on an anticipated basis. Meetic is currently assessing the potential impact of the application of these amendments on its financial statements.

2.2.  Change in accounting principles

        The Budget Law ("Loi de finances") for 2010, approved on 30 December 2009, eliminated the application of the professional tax ("taxe professionnelle") to companies domiciled in France for tax purposes from and after 2010 and replaced it with the "Contribution Economique Territoriale" ("CET"), or Territorial Economic Contribution, which includes two new assessments:

  •
  The "Cotisation Foncière des Entreprises" ("CFE") (Company Real Property Assessment) based on real property rental values used to assess the professional tax;

  •
  The "Cotisation sur la Valeur Ajoutée" ("CVAE"), or Assessment on Added Value, based on the added value shown by statutory accounts.

        The Group concluded that the "CVAE" is consistent with an income tax as defined by IAS 12, Income taxes. As of 31 December 2010, the CVAE expense for an amount of €679 thousand is classified under the line item "Income tax" of the income statement. This classification differs from the presentation used by the Group in the past, when the "CVAE" was recognized as an operating expense.

        The 30 June 2010 figures have been reclassified to present the "CVAE" tax on the line "Income tax" for an amount of €265 thousand.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 3. SEGMENT INFORMATION

        In accordance with IFRS 8—Operating Segments, the Group has identified three operating segments:

  •
  Internet

  •
  Mobile

  •
  Advertising

        The segment results consist of information directly attributable to the segment. The unassigned items consist of all structural expenses or charges.

	30.06.2011				30.06.2010*
(In thousands of euros)	Internet	Mobile	Advertising	Total	Internet	Mobile	Advertising	Total
Revenue	89 916	1 721	790	92 427	88 574	1 959	907	91 440
Marketing expenses	(58 261)	—	—	(58 261)	(55 666)	(22)	—	(55 688)
Gross Margin	31 654	1 721	790	34 165	32 908	1 937	907	35 752

Employee related costs				(13 919)				(14 277)
Other operating income and expenses				(10 044)				(13 349)
Operating Income (-loss) before depreciation and amortization				10 202				8 126

Reserves for depreciation and amortization				(1 740)				(2 233)
Operating Income				8 462				5 893

Financial Income				(1)				(645)
Pre-tax Income				8 462				5 248

Income tax				(3 227)				(3 467)
Share in profit or loss of associates				812				139
Net Income from Continuing Operations				6 047				1 920
Net Income from Discontinued Operations				—				2 313

Net Income				6 047				4 233

*
2010 figures have been reclassified to present the "CVAE" tax on the line "Income tax" (please refer to Note 2.2)

Note 4. OTHER REVENUE

(In thousands of euros)	30.06.2011	30.06.2010
VAT reimbursement(1)	1 460	—
Other	173	45

Other revenue	1 633	45

        According to the acquisition of Match.com International Limited in June 2009, parties agreed that a credit tax asset stays owned by the vendor of MIL, Match.com Pegasus Limited for the period prior to the

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 4. OTHER REVENUE (Continued)

acquisition. As of 30 June 2011, the tax credit is presented as current assets for an amount of €10.8 million (please refer to Note 10). Meetic records a liability against Match.com Pegasus Limited as of 30 June 2011of €5.2 million, included in the "Short term borrowings and financial indebtedness" (please refer to Note 13).

        According to the part of the tax credit which belongs to Meetic (for the period after the acquisition of MIL on 5 June 2009), the surplus of repayment to be received from the tax authorities is recognized as an income, included in the "Other revenue" for an amount of €1.5 million.

Note 5. NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS

ParPerfeito disposal and formation of a joint venture with Match.com in Latin America

        On 10 March 2010, Meetic and Match.com, a subsidiary of IAC, finalized a strategic business alliance involving the formation of a joint company in Latin America, called Match.com Global Investments SARL. As the agreement provides, Meetic and Match.com each contributed to the new joint company their respective businesses in South America: the Brazilian company, ParPerfeito owned by Meetic and the business and operations of Match.com in the other countries of Latin America. Under this agreement, Meetic will own 10% of shares and voting rights of Match.com Global Investments SARL, representing 50% of the economic interests of the new company, the operations of which will be controlled by Match.com.

        In accordance with the information set forth in Note 4 to the Consolidated Financial Statements in the 2009 Annual Report, Meetic stopped exercising control over ParPerfeito as from 10 March 2010. The impact of the discontinued operation is presented in the separate line in the consolidated income statement, "Net Income from Discontinued Operations". The net income from the sale of ParPerfeito's operations as of 30 June 2010 was €2.3 million.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 6. NET INCOME (LOSS) PER SHARE

(In thousands of euros)	30.06.2011	30.06.2010
Net income from Continuing Operations (Group share)	6 047	1 920
Net income from Discontinued Operations	—	2 313
Net income (Group share)	6 047	4 233

Basic number of shares outstanding	22 989 848	22 805 260
Effect of dilutive* securities	539 744	380 854
Total potential dilutive shares	23 529 592	23 186 114

Basic earnings per share (in euros)
Basic earnings per share from continuing operations	0,26	0,08
Basic earnings per share from discontinued operations	—	0,10
Earnings per share	0,26	0,19

Diluted earnings per share (in euros)
Diluted earnings per share from continuing operations	0,26	0,08
Diluted earnings per share from discontinued operations	—	0,10
Diluted earnings per share	0,26	0,18

*
The only dilutive effect results from the free shares and performance plans.

Note 7. GOODWILL

	Gross value					Accumulated losses
Carrying value
		Change in consolidation scope	Effect of foreign currency				Losses of the year	Change in consolidation scope
(In thousands of euros)	01.01.2011			Other	30.06.2011	01.01.2011			30.06.2011	31.12.2010	30.06.2011
MIL	129 158	—	(3 187)	—	125 971	—	—	—	—	129 158	125 971
Meetic (Lexa)	10 794	—	—	—	10 794	—	—	—	—	10 794	10 794
Dating Direct	30 066	—	(1 392)	—	28 674	—	—	—	—	30 066	28 674
FC&Co	3 986	—	—	—	3 986	—	—	—	—	3 986	3 986
Neu.de	23 956	—	—	—	23 956	—	—	—	—	23 956	23 956

Goodwill	197 960	—	(4 579)	—	193 381	—	—	—	—	197 960	193 381

        No indication of value impairment was identified as of 30 June 2011.

Note 8. INVESTMENTS IN ASSOCIATES

        Meetic accounts for its investment in Match.com Global Investments SARL in accordance with the equity method as of 10 March 2010. In respect of the calendars for closing the financial statements of Match.com Global Investments SARL, the Group's net income as "Share in profit or loss of associates" is recorded with a difference of three months.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 8. INVESTMENTS IN ASSOCIATES (Continued)

        The main information on Match.com Global Investments SARL is presented as follows:

(In thousands of euros)	31.12.2010 Quarter 4 3 months	31.03.2011 Quarter 1 3 months	Total 6 months
Revenue	3 424	3 518	6 942
Net Income	1 043	582	1 625

Net income attributable to the Group	521	291	812

Note 9. OTHER NON-CURRENT ASSETS

(In thousands of euros)	30.06.2011	31.12.2010
Deposits	1 274	1 190
Liquidity contract(1)	73	27
Credit tax asset(2)	—	5 438
Asset related to the disposal of Parperfeito(3)	1 222	1 222
Other	—	7

Other non-current assets	2 569	7 884

(1)
On 12 December 2005, Meetic entered into a liquidity agreement with Société Générale for €400 000. By this agreement, the bank agreed to intervene in the market, on behalf of the Company, to support liquidity of transactions and normal trading conditions for Meetic shares and to avoid swings in the trading price not justified by market trends. This agreement was made for one year, automatically renewable.

(2)
Match.com International Limited, acquired in June 2009, recognizes a credit tax asset which stays owned by the vendor of MIL for the period prior to the acquisition. As of 31 December 2010, the asset of €5.4 million was presented as a non-current asset. As of 30 June 2011, the credit tax asset is reclassified as a current asset as the tax authorities have decided to reimburse MIL (please refer to Note 10).

(3)
Meetic's stake in the joint venture Match.com Global Investments SARL is subject to put and call options that may be exercised at fair market value and may give rise to payment of an additional €1.2 million upon the occurrence thereof.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 10. OTHER RECEIVABLES

(In thousands of euros)	30.06.2011	31.12.2010
Credit tax asset(1)	10 771	—
Tax Receivables	1 588	1 251
Other	619	1 724

Other Receivables	12 978	2 975

(1)
Match.com International Limited, acquired in June 2009, recognizes a credit tax asset which stays owned by the vendor of MIL for the period prior to the acquisition. As of 31 December 2010, the asset of €5.4 million was presented as a non-current asset. As of 30 June 2011, the credit tax asset is reclassified as a current asset as the tax authorities have decided to reimburse MIL. The part of the reimbursement to be received related to the period prior to the acquisition will be repaid to Match.com Pegasus Limited and is presented as a short-term financial debt (please refer to Note 13).

Note 11. CASH AND CASH EQUIVALENTS

(In thousands of euros)	30.06.2011	31.12.2010
Cash	33 624	32 909
Cash equivalents	5 617	7 647

Cash and cash equivalents	39 241	40 556

Note 12. SHAREHOLDERS' EQUITY

Share Capital

	30.06.2011	31.12.2010
Share capital	2 298 985	2 283 293

Number of shares issued	22 989 848	22 832 932
including	13 101 657	6 112 361	Shares having a double vote
including	9 888 191	16 720 571	Shares having a simple vote

Number of treasury shares	98 720	10 791	Shares

        As at 30 June 2011, shares held by Match.com Pegasus Limited that have been registered for more than 2 years, have received a double vote right according to the company articles of association.

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 13. BORROWINGS AND FINANCIAL INDEBTEDNESS

(In thousands of euros)	30.06.2011	31.12.2010
Financial liabilities(1)	—	2 081
Other	58	58

Long term borrowings and financial indebtedness	58	2 139

Financial liabilities(1)	5 167	1 749
Bank overdraft	12	13

Short term borrowings and financial indebtedness	5 179	1 762

(1)
Match.com International Limited, acquired in June 2009, recognizes a credit tax asset which stays owned by the vendor of MIL for the period prior to the acquisition. As of 31 December 2010, the asset of €5.4 million was presented as a non-current asset. As of 30 June 2011, the credit tax asset is reclassified as a current asset as the tax authorities have decided to reimburse MIL (please refer to Note 10). The part of the reimbursement to be received related to the period prior to the acquisition that will be repaid to Match.com Pegasus Limited is presented as a short-term financial debt for €5.2 million as of 30 June 2011. This debt has been reduced in early 2011 by a payment of €1.5 million to Match.com Pegasus Limited. As of 31 December 2010, the debt was included in the non-current financial liabilities of €2.1 million and in the current financial liabilities of €1.7 million.

Note 14. RELATED PARTIES

        Parties related to the Group are executive officers, executive managers, and directors of the Group, as well as companies in which they exercise control, common control, or a significant influence, or hold significant voting rights.

        New agreements with related parties for the period, compared to the ones described in the Note 31 of the 2010 Consolidated Financial Statements are described below.

Tender Commitment

        On 29 May 2011, Mr. Marc Simoncini entered into the Tender Commitment with Match.com Pegasus Limited, whereby he agreed to tender in the offer 3,667,773 Company Shares, which represent 15.95% of the total number of shares outstanding.

        Under the terms of this agreement, Mr. Marc Simoncini will resign, promptly after the initial settlement and delivery of the Offer, from his current position as Chairman of the board of directors and chief executive officer (président directeur général) of Meetic, but not from his position as a member of the board.

        Under the terms of the Tender Commitment, Mr. Marc Simoncini agreed to retain the balance of his stake (1,571,886 Company Shares, representing 6.84% of the total number of shares outstanding) until the first anniversary of the initial settlement and delivery of the offer.

        If the shares held by the Match.com group, Mr. Marc Simoncini and the directors of Meetic were to represent collectively more than 70% of the total number of company shares then outstanding,

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011 (Continued)

Note 14. RELATED PARTIES (Continued)

Mr. Marc Simoncini will be entitled, between the first and the fourth anniversary of the initial settlement and delivery of the offer, to require Match.com Pegasus Limited to purchase all of his 1,571,886 Company Shares by sending a written notice to Offeror. The price of such shares will be the average closing price of the Meetic shares on the Euronext Paris market over the ten trading days preceding the date of receipt of the notice (provided that such price shall be capped at 105% of the closing price of the Meetic shares on the Euronext Paris market on the trading day immediately preceding the date of receipt of the notice).

Note 15. SUBSEQUENT EVENTS

        There have been no significant subsequent events as of the date of this Document.

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  Exhibit 99.2
Meetic Unaudited Interim Condensed Consolidated Financial Statements as of June 30, 2011 (with comparative balances as of December 31, 2010) and for the six months ended June 30, 2011 and 2010
EXPLANATORY NOTE
Condensed Consolidated Financial Statements As of 30 June 2011
Consolidated Unaudited Interim Condensed statements of income as of 30 June 2011
Consolidated Unaudited Interim Condensed statements of comprehensive income as of 30 June 2011
Consolidated Unaudited Interim Condensed statements of financial position as of 30 June 2011
Consolidated Unaudited Interim Condensed statements of changes in equity as of 30 June 2011
Consolidated Unaudited Interim Condensed statements of cash flows as of 30 June 2011
NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF 30 JUNE 2011